UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

AMERICAN WELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39515	20-5009396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, 26th Floor Boston, MA	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 204-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2021, American Well Corporation (the “Company”) provided an update on its financial results for the year ended December 31, 2020. The Company announced that based on information as of January 12, 2021, it believes that revenue for the year ended December 31, 2020 will slightly exceed the high-end of the $235 – $239 million guidance range that it issued on November 12th when it released its third quarter results. This revenue guidance of $235 – $239 million provided during the third quarter earnings call was already an increase compared to prior expectations.

This information is preliminary and unaudited and reflects the Company’s estimated financial results. In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. The Company’s actual financial results for the year ended December 31, 2020 have not yet been finalized by management or audited or reviewed by the Company’s independent auditors, PricewaterhouseCoopers LLP. The foregoing financial results are not a comprehensive statement of all financial results for the year ended December 31, 2020. Subsequent information or events may lead to material differences between the foregoing preliminary financial results and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on these preliminary financial results.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021

AMERICAN WELL CORPORATION

By:	/s/ Bradford Gay
Bradford Gay
Senior Vice President, General Counsel